EXHIBIT 99.1

CONTACT:

Ken Stromsland

CIO and VP, Investor & Public Relations

(617) 913-8884

info@pixarbio.com

It’s Time to Make US Pharma GREAT Again, By Combining Two Frank Reynolds’ Founded Pharmas, PixarBio Corp (OTCQX:PXRB) and InVivo Therapeutics (NASDAQ:NVIV). The $77,000,000 Stock Offer Will Create a New Pharma Called Reynolds Therapeutics Corporation to Solve the Opiate Crisis and To Regenerate Chronic Spinal Cord In Humans and Finally Cure Paralysis

Cambridge, Massachusetts (January 3, 2017): PixarBio Corporation, (OTCQX: PXRB) today announced a take-over bid to acquire InVivo Therapeutics the company PixarBio CEO Frank Reynolds founded in 2005. The deal is expected to close in Q1 2017.

PixarBio Board of Directors has approved the offer, Board member Derek Bridges explained “As a Board, we’re focused on responding to the opiate/opioid crisis with the development of NeuroRelease, and to solving Neurosciences biggest challenges in spinal cord injury, epilepsy, and Parkinson’s disease. Our top priority is to replace Morphine, Percocet, Vicodin and other addictive opiates in the healthcare system. The threshold for US FDA approval for non-opiate post-surgical pain treatments is set low by Exparel, and will be easy to replace once NeuroRelease is FDA approved, which we expect in early 2019. In regards to neuro-trauma, we see great synergies for PXRB and NVIV shareholders combining both NVIV and PXRB patent portfolios. We’ll rename PixarBio Corporation, Reynolds Therapeutics Corporation. Reynolds Therapeutics’ R&D pipeline will be focused on developing breakthrough neurological treatments that will reduce costs all around the healthcare system. Reynolds Therapeutics will be a new type of Life Science Pharma focused on acute/chronic pain, acute/chronic spinal cord injury, adaptive technologies, epilepsy, and Parkinson’s disease. Our portfolio will be FDA classified as either new drugs, new biologics, new devices and/or combo drug/device/biologics so the future is exciting for patients and we’ll create a rare opportunity for investors interested in the future of non-addictive pain treatments and other challenging neurological conditions.”

PXRB Value Proposition for NVIV Shareholder: Clear and Obvious

•	No more down rounds by NVIV CEO Mark Perrin
•	NVIV closed on 12/31/2016 at $4.20/share
•	NVIV began 2016 at $7.20/share
•	NVIV down ~46% in 2016, a continued spiral downward! PXRB can Stop it
•	NVIV stock is back near its 2010 IPO share price of $4.00/share (split-adjusted)
•	NVIV has hit its 2010 IPO price of $4.00/share, TWICE since Frank Reynolds resigned, once in 2013 and here we are again near $4.00/share in 2017
•	It’s time for a change at NVIV, Stop The NVIV downward spiral
•	Valuable sustainable stock in a combined PXRB/NVIV called Reynolds Therapeutics Corporation

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On October 30, 2016 PixarBio (PXRB) closed a private offering at $2.00/sh. and closed on 12/31/2016 at $4.59/sh. up 129% in 2016 with a market cap over $415,000,000

As one of Frank Reynolds’ fellow Wharton Alumni, President-Elect Donald J. Trump might say “It’s time to Make US Pharma GREAT AGAIN!!”

“It’s been over 3.5 years since I resigned as CEO of InVivo Therapeutics Corporation, to found PixarBio Corporation (PXRB) in August 2013. It’s clear that 2013-2017 have not been great years for the NVIV CEO & the NVIV Board of Directors. The round of recent MAJOR exits makes it a perfect time to keep the required exits for success going. It’s time to focus on shareholder value, and REAL change at NVIV. I founded InVivo Therapeutics over 11 years ago but the last 3.5 years have been a black hole for investor’s money, and the NVIV team has had a real dead spot in innovation failing in the area of shareholder value creation, so it’s time for real Change”, said PixarBio CEO Frank Reynolds.

NVIV Recent Exits in Q4 2016: Read the “Tea Leaves” of Change, Hopefully Not Finished…

•	We’ve watched the NVIV legal team 2011-2016, Greenberg Traurig, replaced with Wilmer Hale…DONE
•	Since 2013, we’ve observed two NVIV CFOs replaced…we should know their exit deals…DONE
•	We’ve observed John McCarthy the Chairman of the Board of NVIV replaced...DONE
•	We’ve observed NVIV CEOs, guide the stock back to nears its 2010 IPO price $4.00/share twice since 2013…He Should Be DONE
•	We see Rich Roberts and Ken DiPietro still on the Board...value destroyers, whose own histories in our PXRB Board’s opinion make them unfit for ANY public board so they must resign from the NVIV Board of Directors.

Will we see Dr Rich Roberts and Ken DiPietro resign next? NVIV shareholders must be dreaming as they read this thinking, a fresh start without Roberts and DiPietro...GRAND SLAM. LOVE THE NEW TEAM.

“We all know that NVIV current CEO Mark Perin’s took his company before NVIV as CEO into bankruptcy, and Perin has had 3 years (maybe two years too long) that’s enough time to succeed with a Frank Reynolds’ Neuroscaffold technology so it’s time for change. The CEO of NVIV needs to be replaced to have a shot at commercializing NVIVs true value, the NeuroScaffold for treating acute spinal cord injury invented by Frank Reynolds.”, said PixarBio CEO Frank Reynolds

NVIV MAJOR ISSUES

•	Terrible Stock Performance, Terrible CEO, and Terrible Board of Directors 2013-2017
•	Without conducting an exit interview of NVIV Founder, NVIV primary NeuroScaffold inventor and patent holder Frank Reynolds, NVIV shareholders have struggled to maintain the $520,000,000 in value created by Frank Reynolds, and today at $136mm they are dreadfully overvalued.
•	It took years for NVIV to notify Frank Reynolds of their patent assignment issue, and Frank Reynolds will not provide FREE patents to NVIV. That request was ridiculous.
•	There’s never been a bridge for NVIV shareholders to own the commercial rights to the original Neuroscaffold and Frank Reynolds and PXRB can provide that to NVIV shareholders.

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•	Merging PXRB and NVIV is the only pathway for NVIV shareholders to have commercial rights to all of Frank Reynolds Neuroscaffold patents, Pain, Epilepsy, and Parkinson’s know-how which is a HUGE win for NVIV shareholders
•	By combining the PXRB and NVIV patent portfolios under one roof, the world of Neuroscience will be changed forever with a steady stream of R&D portfolio growth 2017-2039 to replace addictive opiates treating post-surgical pain, with a wide range of acute and chronic pain treatments, to develop acute and chronic spinal cord injury treatments, and to develop epilepsy and Parkinson’s disease treatments.

NVIV Under Frank Reynolds’ Inventions and Leadership 2005 -2013

•	NVIV Market Cap went from $00.00 in November 2005, to $520,000,000 in July 2013
•	NVIV shares hit a high of $24.80/share (split-adjusted)
•	NVIV had years of cash and equivalents when Frank Reynolds resigned
•	Frank Reynolds conceived and patented The Neuroscaffold with his personal checks, lawyers and contracts
•	Frank Reynolds invented a Thick R&D portfolio with 7 Products in the pipeline 2005 – 2013.
•	Today Non-opiate pain replacements are the hottest space in medicine but NVIV missed it.

NVIV After Frank Reynolds August 2013-2017

•	Stock Plummeted within 60 days of Frank’s resignation, by Sept-Oct 2013, the Board and management of NVIV had one product in-process at the FDA, and the stock plummeted to near $4.00/sh. (split-adjusted), which was Frank Reynolds’ NVIV 2010 IPO share price
•	In August 2013, Frank Reynolds had two of his inventions in-process for US FDA approval, but the NVIV Board of independent Board members didn’t know the R&D pipeline and killed off a thick R&D portfolio including novel, non-opiate pain treatments invented by Frank Reynolds.
•	NVIV Missed the Non-opiate pain market
•	On Dec 31, 2016 at $4.20 NVIV is back to near its 2010 IPO price of about $4.00 (split-adjusted) for the second time since 2010 after hitting $4.00 in 2013.
•	The 2013 NVIV Board of Directors is being replaced, but not fast enough

Is NVIV really worth $136,000,000?

The PixarBio offering price for NVIV is discounted to $77,000,000, or a take-under price because NVIV has failed to protect the Neuroscaffold’s value, and in 2017, it is now back to near Frank Reynolds’ 2010 IPO price per share of $4.00 (split-adjusted).

NVIV is near the 2010 $4.00 IPO share price, for the second time in 3.5 years since Frank Reynolds resigned.

“It’s time for me to take back the technology and re-value what I invented, and bring my neurological patent portfolio to market after merging PXRB with NVIV”, said PixarBio CEO, CFO, and Chief Science Officer Frank Reynolds. WE GOT THIS!!

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Major Benefits to NVIV Shareholders

•	NVIV shareholders get a great management team of R&D leaders from PXRB.
•	A PXRB executive team with a history of growing shareholder value
•	We believe the shareholder value will increase after NVIV is acquired for $77,000,000
•	Increases probability of a Frank Reynolds Neuroscaffold patent deal to commercialize NVIV products creating the first possibility of a revenue stream for NVIV
•	PXRB can solve NVIV’s 2017 cleanroom constraints
•	Frank Reynolds’ original NVIV NeuroScaffold invention team currently works for PixarBio, so it simple plug and play on the SCI R&D treatments for chronic SCI patients. WE GOT THIS!!
•	Brings true concept of invention back to NVIV shareholders and hope to chronic SCI patients
•	What has NVIV invented since August 2013?
•	PXRB’s cGMP manufacturing facility coming on-line this summer 2017 to solve the NVIV crisis
•	Under one roof the new company will be called Reynolds Therapeutics and NVIV shareholders can benefit from Frank Reynolds Key PXRB project, to regenerate human spinal cord for a chronic spinal cord injury patient

A New Reynolds Therapeutics Will Deliver Financial Results for NVIV and PXRB Shareholders

•	Frank Reynolds was 2013 Boston Business Journal CFO of the year Finalist
•	Combined companies have cash through 2018, with plenty of time to avoid another NVIV down-round.
•	Only chance for NVIV shareholders to gain commercialization rights to a complete suite of NeuroScaffold patents combining PXRB and NVIV Neuroscaffold patents.
•	PixarBio’s Inventors of NeuroRelease a non-addictive, non-opiate morphine replacement has a thick R&D pipeline for the most desperate space in medicine, post-surgical pain, acute and chronic pain, that can remove addictive opiates from the hospital setting.
•	PixarBio is the leader to replace opiates, and 92,000,000 surgeries per year in the USA we have the largest potential market in clinical medicine…acute and chronic pain
•	PixarBio pipeline includes novel neuroscaffolds for acute and chronic spinal cord injury, drug delivery systems for epilepsy and Parkinson’s.
•	Expanded R&D portfolio Licensing Opportunities for all NVIV and PXRB Shareholders

The offer is contingent that none of the existing directors continuing to serve on the surviving entity.

Justification for NVIV Take-under at $77,000,000

•	NVIV lacks Frank Reynolds Patent rights to commercialize the NeuroScaffold, the probability of a deal is zero under current Board of Directors and CEO
•	Frank Reynolds has rejected NVIV request to assign rights to Neuroscaffold patent
•	NVIV never compensated Frank Reynolds with shares for his inventions, and NVIV expects the use of the Neuroscaffold patents for free, but there will be a cost, and that cost must be factored into the current NVIV valuation, setting the new valuation around $77,000,000
•	Since Reynolds resigned in 2013, NVIV CEOs twice have managed the stock down to Frank Reynolds’ 2010 IPO price, CEO Mark Perrin has got to resign

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•	NVIV needs a CFO: Reynolds was finalist for CFO of the Year 2013. The temporary CFO brought in Q4 2016, has no EXPERIENCE as a public CFO, she is an internal hire with no leverage against the Board or leverage on Wall Street, so current NVIV valuation is way too high
•	NVIV is back to its IPO again, A CFO MUST HAVE some Wall street exposure, this is NO TIME for training wheels
•	PixarBio Founder Frank Reynolds not only won “2013 Boston Business Journal Finalist for CFO of the Year” but Frank Reynolds won the 2013 and 2016 Boston Business Journal Best Company to Work”
•	During his career, Frank Reynolds is the ONLY CEO/CFO in Early Stage Pharma to have never done a down-round.
•	Frank Reynolds education at Univ Penn: Wharton School, Harvard Business School, MIT-School, St Joe’s Haub School of Business, Chestnut Hill College, and Temple Univ: Fox School of Business have provided him decades of more Wall Street experience than the Jan 2017 NVIV temporary CFO
•	Frank Reynolds means a new life for NVIV shareholders

Today NVIV stock is back to its 2010 IPO Share price of about $4.00 (split-adjusted), for the second time since 2010, and both occurred after Reynolds left in 2013 and 2016.

“Our offering price of $77,000,000 is discounted, because NVIV has failed to develop my patents, science and know-how. NVIV appears to have lost the historically significant SCI primate research data, and they are now back to my 2010 IPO share price, for the second time in 3.5 years but its 2017. It is time I take back the technology I invented to bring my neurological R&D portfolio to market by acquiring NVIV and saving the NVIV shareholder from more years of down-rounds.”, said PixarBio CEO Frank Reynolds

Reynolds Therapeutics Value and Valuation: A typical yet classic acquisition

NVIV Needs New Management

NVIV was founded by Frank Reynolds, and PixarBio was also Founded by Frank Reynolds so it’s time to get back to basics, and make InVivo Therapeutics patent portfolio great again by selling to NVIV to PixarBio Corp and to create a new Reynolds Therapeutics.

The Reynolds Therapeutics valuation is based on real synergies. PixarBio market opportunity is HUGE with a market cap over $415,000,000. Tackling the morphine and opiate replacement market with non-opiate, and non-addictive new drugs to replace most opiates/opioids with expected US FDA approval in early 2019 is in the PixarBio wheelhouse for success. PXRB non-opiate platform provides a huge present and future valuation. PXRB is currently undervalued.

A purchase price of $77,000,000 for NVIV brings great value to PXRB shareholders. We can see a patent deal with Reynolds putting value back into the NVIV business unit, then complementing the PXRB Neuroscaffold platform.

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Return on Investment for NVIV Shareholders…The Decision is A NO-BRAINER

Reynolds Therapeutics is a story based on a classic case of a GREAT PixarBio mgmt. team buying NVIVs bad mgmt. team and Reynolds Therapeutics applying Great R&D mgmt. principles to regain the Neuroscaffold shareholder value. We will turn the NVIV SCI innovation engine BACK-ON to complement PixarBio’s SCI Neuro-trauma Innovative R&D Portfolio, and PixarBio Mgmt. will monetize the NVIV value.

•	PixarBio’s Post-surgical pain treatment market is HUGE at 92,000,000 yearly surgeries in USA, representing revenue opportunity that exceeds $30B per year
•	In addition to the surgical market, PixarBio acute/chronic pain treatment such as cancer, sports injuries, trauma, degenerative disease, diabetic neuropathy and many others and those acute/chronic pain markets exceed $40B per year
•	NVIV has a potential market of about 12,000 people paralyzed per year in the USA, but has targeted through FDA application just a tiny subset of the 12,000 injuries, possibly as low as 50 SCI injuries per year, and PXRB can solve that problem expanding the SCI market opportunity near 4,000 treatments per year
•	Reynolds Therapeutics will help balance the risk for NVIV shareholders for the small market risk of acute spinal cord injury with PXRB’s Huge Post-surgical pain mkt. potential
•	PixarBio’s Neuro-trauma R&D portfolio helps mitigate NVIV investor risks
•	In Q4 2016, Frank Reynolds took PXRB Public at $2.00 per share closing 12/31/2016 at $4.59 per share for a 129% ROI in 2016. NVIV was down ~46%
•	PixarBio, The inventor of NeuroRelease, a potential morphine replacement that’s non-addictive and non-opiate is undervalued since October 31, 2016, when it became publicly traded.
•	Combining PXRB with NVIV assets brings Frank Reynolds patents together, and the synergies will be great for patients and investors.
•	Obtaining a Neuroscaffold patent agreement with Reynolds, provides NVIV assets a much higher valuation than the $77,000,000 we see as the NVIV value today.

“Most importantly, the neurological R&D space desperately needs a new generation of leaders to create, capture and monetize inventions in pharma. If you look at recent CEO moves like Biogen’s and others CEO’s in neuroscience are failing. Neuroscience Pharma needs new industry leadership and PixarBio is perfectly prepared to lead, as investors and patients become more desperate for returns from investments. PixarBio’s 2017 Deal making is NOT done. The industry needs consolidation, so let’s get busy and make US Pharma great again”, said Frank Reynolds PixarBio CEO and Founder

NVIV Background

Founded by Frank Reynolds on November 28, 2005 and added MIT’s Robert S Langer as Advisor to CEO and Co-Founder in Q4 2006.

PXRB Background

Co-Founded by Frank Reynolds, Katrin Holzhaus and MIT’s Robert S. Langer on August 29, 2013

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About PixarBio Corporation

PixarBio is a public company traded on the OTC markets under the stock symbol PXRB.PixarBio is a specialty pharmaceutical/biotechnology company focused on pre-clinical and clinical commercial development of novel neurological drug delivery systems for post-operative pain. PixarBio researches and develops targeted delivery systems for drugs, devices, or biologics to treat pain, epilepsy, Parkinson’s disease, and spinal cord injury. Our lead product platform, NeuroRelease™, has achieved sustained therapeutic release of non-opiate drugs for post-operative, acute and chronic pain in pre-clinical models. For more information, visit www.pixarbio.com.

Safe Harbor Statement

This announcement includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of PixarBio’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of Biotech and medical device industry regulation and health care legislation in the United States and internationally; global trends on cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; PixarBio’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of PixarBio’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

PixarBio Corp undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be obtained through PixarBio’s corporate headquarters at 200 Boston Ave, Suite 1875 in Medford, MA 02155.

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